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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer of Barrick Gold Corporation, a corporation organized under the laws of the Province of Ontario (the "Company"), hereby constitutes and appoints Sybil E. Veenman and Jamie C. Sokalsky his true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and re-substitution, for him and in his name, place and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form F-4 or such other form as such attorneys-in-fact may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities including common stock to be offered and sold in connection with the merger of a wholly owned subsidiary of the Company into Homestake Mining
Company in a transaction that will result in Homestake Mining Company becoming a wholly owned subsidiary of the Company, in such forms as they may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys and agents full power and authority to do and perform each and every act and things requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his or her substitute or re-substitute, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of July, 2001.

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
/s/ RANDALL OLIPHANT
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Randall Oliphant
President and Chief Executive Officer
(Principal Executive Officer)

/s/ JAMIE C. SOKALSKY
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Jamie C. Sokalsky
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

/s/ ANDRE R. FALZON
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Andre R. Falzon
Vice President and Controller
(Principal Accounting Officer)

/s/ PETER MUNK
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Peter Munk
Chairman of the Board of Directors

/s/ HOWARD L. BECK
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Howard L. Beck
Director

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
/s/ C. WILLIAM D. BIRCHALL
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C. William D. Birchall
Director

/s/ JOHN K. CARRINGTON
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John K. Carrington
Vice Chairman
Chief Operating Officer and Director

/s/ MARSHALL A. COHEN
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Marshall A. Cohen
Director

/s/ PETER A. CROSSGROVE
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Peter A. Crossgrove
Director

/s/ ANGUS A. MACNAUGHTON
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Angus A. MacNaughton
Director

/s/ THE RIGHT HONOURABLE BRIAN MULRONEY
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The Right Honourable Brian Mulroney
Director

/s/ ANTHONY MUNK
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Anthony Munk
Director

/s/ JOSEPH L. ROTMAN
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Joseph L. Rotman
Director

/s/ GREGORY C. WILKINS
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Gregory C. Wilkins
Director
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